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    SUPPLEMENT DATED JUNE 9, 1997 TO THE PROSPECTUS DATED JANUARY 31, 1997

   ADVANTUS International Balanced Fund, Inc.

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      400 Robert Street North - St. Paul, Minnesota 55101 - 1-800-443-3677
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    Effective   June  2,  1997,  the   Portfolio  Manager  responsible  for  the
international equities portion of the Fund's portfolio will be Mr. Gary R. Clemons of Templeton Investment Counsel, Inc., Fort Lauderdale, Florida. Mr. Clemons, Senior Vice President, Portfolio Management/Research, has been with the Templeton organization since 1993. Prior to joining Templeton Investment Counsel, Inc., and from 1990, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisers in New York, a subsidiary of Templeton International.

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F.51219 6-1997